Rule 497(e)
                                                           File Nos. 2-80886 and
                                                                       811-03626


                               Citizens Funds(R)
                          Citizens Emerging Growth Fund
                       Citizens Small Cap Core Growth Fund


                 Prospectus Supplement Dated September 23, 2003
                       To Prospectus Dated August 29, 2003


The second sentence of the first paragraph of the section of the prospectus entitled "Funds -- Citizens Emerging Growth Fund -- Main Strategies" is deleted and replaced with the following information:

         During normal market conditions we invest at least 65% of the fund's net assets in stocks of U.S. companies that are between $1 billion and $10 billion in market capitalization at the time of purchase.

The second sentence of the first paragraph of the section of the prospectus entitled "Funds -- Citizens Small Cap Core Growth Fund -- Main Strategies" is deleted and replaced with the following information:

         During normal market conditions we invest at least 80% of the fund's net assets in stocks of U.S. companies that, when purchased, are within the range of the Russell 2000 Growth Index as measured by market capitalization. (As of June 30, 2003, this meant a range of about $70 million to $1.75 billion.)